EXHIBIT 10.36.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS

FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

February 13, 2009

Mr. Simon Bicknell

Company Secretary

Glaxo Group Limited

Glaxo Wellcome House

Berkeley Avenue

Greenford, Middlesex, UB6 0NN

UNITED KINGDOM

Re:

Second Amendment to Development and Commercialization Agreement between XenoPort, Inc. (“XenoPort”) and Glaxo Group Limited (“GSK”) dated February 7, 2007, as amended by that certain First Amendment, dated May 4, 2007 (as amended to date, the “Agreement”)

Dear Mr. Bicknell:

This letter (the “Second Amendment”) is to confirm the agreement between XenoPort and GSK with respect to an amendment to the Agreement as set out in Paragraphs 1 – 16 below. All capitalized terms not otherwise defined in this Second Amendment shall have the respective meanings given to such terms in the Agreement. XenoPort and GSK agree that, effective February 13, 2009 (the “Second Amendment Date”), the Agreement shall be further amended as follows:

1.        Section 1.17 shall be deleted and restated in its entirety as follows:

“1.17    “Detail” (including any variations such as “Detailing”) shall mean that part of the activity undertaken by a Sales Representative during a Call whereby a Sales Representative, who has been trained with respect to the REQUIP™ Product and/or the Product, as applicable, in accordance with Section 5.4(c), makes a face-to-face presentation: (a) describing [… * …] as applicable; (b) which may also include [… * …]; and (c) in accordance with the [… * …], as applicable. [… * …], shall not constitute a Detail. [… * …], as applicable, shall not constitute a Detail. Only [… * …] will constitute [… * …]. As used herein, a [… * …] in which [… * …] (as consistent with industry norms [… * …], and a [… * …].”

2.      New Section 1.28 shall be added to the Agreement as follows (and all subsequent definitions in Section 1 and related section references shall be deemed renumbered accordingly):

* CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“1.28    “Loss of Exclusivity Date” shall mean the earliest of: (a) [… * …]; (b) [… * …]; and (c) the date that the REQUIP™ Product is withdrawn from the United States market. The term [… * …].”

3.        Section 1.48 of the Agreement (formerly Section 1.47) shall be deleted and restated in its entirety as follows:

“1.48    “REQUIP™ Product” shall mean that certain pharmaceutical product Controlled by GSK or its Affiliates as of the Effective Date, which contains ropinirole HCL as an active ingredient and is known as of the Second Amendment Date as REQUIP™ XL.”

(a) All references to “REQUIP™ Products” in Sections 1.4 “Applicable Commercial Practices Policies,” 1.17 “Detail,” 1.45 (formerly 1.44) “Promotional Materials,” 1.51 (formerly 1.50) “Sales Representative,” 1.52 (formerly 1.51) “Samples,” 1.54 (formerly 1.53) “Target Audience,” 5.3, , 5.3(c), 5.3(e), 5.3(e)(i-vii), 5.4(a), 5.4(b), 5.4(c), 5.4(g), 5.4(j), 5.5. 5.6(c), 5.7(a), 5.9(a), 5.9(b)(iii), 5.9(d), 5.9(e), 5.9(f), 9.1(b), 15.2(i), 17.1 and Exhibit 5 of the Agreement shall be replaced with the words “REQUIP™ Product” in each such Section.

4.        Section 1.49 of the Agreement (formerly Section 1.48) shall be deleted and restated in its entirety as follows:

“1.49    “REQUIP™ Trademark” shall mean the Trademark Controlled by GSK or its Affiliates as of the Effective Date and during the Term, which is used with the REQUIP™ Product in the Field in the Territory.”

(a) All references to “REQUIP™ Trademarks” in Exhibit 5 of the Agreement shall be replaced with the words “REQUIP™ Trademark.”

5.        All references to “Exhibit 1.59” in Section 1.60 “XenoPort Patents” (formerly Section 1.59) and Exhibit 1.59 of the Agreement shall be replaced with the words “Exhibit 1.60” in each such Section.

6.        All references to “Exhibit 1.60” in Section 1.61 “XenoPort Trademarks” (formerly Section 1.60) and Exhibit 1.60 of the Agreement shall be replaced with the words “Exhibit 1.61” in each such Section.

7.        A reference to “REQUIP™ Co-Promotion Date” as defined in Section 5.3(a) shall be added to the Additional Definitions set forth in Section 1.62 (formerly Section 1.61). A reference to “REQUIP™ Option” as defined in Section 5.3(a) shall be added to the Additional Definitions set forth in Section 1.62. References to “Primary Detail” and “Secondary Detail” as defined in Section 1.17 shall be added to the Additional Definitions set forth in Section 1.62.

8.        The second sentence of Section 5.2(b) of the Agreement shall be deleted and restated in its entirety as follows:

“The Co-Promotion Plan shall set out in reasonable detail: (i) [… * …] in connection with the Co-Promotion [… * …]; (ii) [… * …]; (iii) [… * …]; and (iv) [… * …].”

9.        The first two sentences of Section 5.2(e) of the Agreement shall be deleted and restated in their respective entireties as follows:

* CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“(e)        Sales Effort of XenoPort.    In the event that XenoPort has exercised the Co-Promotion Option, then upon the earlier to occur of the REQUIP™ Co-Promotion Date and the date the Product receives Marketing Approval in the United States, XenoPort shall notify GSK of the number of Sales Representatives that XenoPort elects to deploy initially for the Product, provided that [… * …]. Promptly after such notification, [… * …], XenoPort will [… * …] of Sales Representatives that XenoPort so elects; [… * …] of Sales Representatives to provide Details of the Product in accordance with the Co-Promotion Plan.”

10.        Sections 5.3(a), 5.3(b) and 5.3(d) of the Agreement shall be deleted and restated in their respective entireties as follows:

“(a)        Commencement of Right to Detail the REQUIP™ Product.    If XenoPort exercises the Co-Promotion Option for the Product, XenoPort shall also obtain a non-sublicensable, non-exclusive option to Detail the REQUIP™ Product in the United States in accordance with the terms of this Article 5 (the “REQUIP™ Option”). XenoPort may exercise the REQUIP™ Option by notifying GSK in writing [… * …] (the date on which XenoPort notifies GSK of its election to exercise the REQUIP™ Option pursuant to this Section 5.3(a) shall be the “REQUIP™ Co-Promotion Date”). In the event that XenoPort exercises the REQUIP™ Option as provided in this Section 5.3(a), XenoPort will have a non-exclusive, non-sublisenable right to Detail the REQUIP™ Product in accordance with the terms of this Article 5 in the United States until [… * …]; provided, however, that [… * …]. In the event that XenoPort does not exercise the REQUIP™ Option as provided in this Section 5.3(a) prior to [… * …], XenoPort will have no right to Detail the REQUIP™ Product in the United States, and GSK will have no further obligation with respect to the REQUIP™ Option.

(b)        The REQUIP™ Sales Plan.    GSK shall prepare and determine, in consultation with XenoPort, the tactical plan for XenoPort’s Detailing of the REQUIP™ Product by XenoPort Sales Representatives in the United States (the “REQUIP™ Sales Plan”) and shall provide the REQUIP™ Sales Plan to XenoPort [… * …]. The REQUIP™ Sales Plan shall set out in reasonable detail: (i) [… * …] in connection with [… * …]; and (iii) [… * …] under such REQUIP™ Sales Plan, [… * …] and which is [… * …]. XenoPort shall be entitled to dedicate a number of Sales Representatives elected by XenoPort, up to [… * …], to Detail the REQUIP™ Product in the United States. XenoPort’s right to deploy such Sales Representatives shall commence [… * …].”

“(d)        Reimbursement.    GSK shall reimburse XenoPort for each Detail provided by the XenoPort Sales Representatives Detailing the REQUIP™ Product in the United States in accordance with the REQUIP™ Sales Plan. Such reimbursement shall be equal to [… * …]; provided, however that if during the Call in which the XenoPort Sales Representative is Detailing the REQUIP™ Product, the XenoPort Sales Representative is Detailing a pharmaceutical product other than the Product or the REQUIP™ Product, then GSK shall reimburse XenoPort [… * …]. For the purposes of example only:

(A)        If, during a Call, a XenoPort Sales Representative is only Detailing the REQUIP™ Product, then XenoPort will be entitled to receive $[… * …] for such Detail.

* CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(B)        If, during a Call, a XenoPort Sales Representative is only Detailing the REQUIP™ Product and the Product, then XenoPort will be entitled to receive $[… * …] for such Detail of the REQUIP™ Product and $[… * …] for such Detail of the Product.

(C)        If, during a Call, a XenoPort Sales Representative is Detailing the REQUIP™ Product, Product and another pharmaceutical product, then XenoPort will be entitled to receive $[… * …] for such Detail of the REQUIP™ Product and $[… * …] for such Detail of the Product.

Such reimbursements shall be made to XenoPort [… * …].”

11.        Section 5.4(d) of the Agreement shall be deleted and restated in its entirety as follows:

“(d)        Timing.    XenoPort and GSK shall cooperate to have the XenoPort Sales Representatives hired and trained as provided in this Agreement [… * …] prior to [… * …].”

12.        Section 5.8 of the Agreement shall be deleted and restated in its entirety as follows:

“5.8        Reimbursement.    Within [… * …], XenoPort shall submit to GSK a report containing an accounting of the Sales Representatives deployed by XenoPort in Co-Promoting and Detailing the Product and/or Detailing the REQUIP™ Product (as the case may be) in the United States and [… * …]. Such reimbursements shall be made to XenoPort [… * …]. The amount of such reimbursement shall be as specified in Section 5.2(f) and/or 5.3(d), as applicable.”

13.        Sections 5.9(b)(i), 5.9(b)(ii) and 5.9(c) of the Agreement shall be deleted and restated in their respective entireties as follows:

“(b)(i)    As to the Product.    After XenoPort has commenced its Detailing of the Product, GSK shall have the right to terminate XenoPort’s right to Co-Promote and Detail the Product: (A) [… * …] in accordance with the Co-Promotion Plan) [… * …]; and/or (B) [… * …] with respect to [… * …].

(ii)        As to the REQUIP™ Product.    After XenoPort has exercised the Co-Promotion Option and following [… * …], GSK shall have the right to [… * …] terminate XenoPort’s right to Detail the REQUIP™ Product upon [… * …].”

“(c)        Extension of the REQUIP™ Product Detailing.    GSK shall notify XenoPort in writing, [… * …], as to whether GSK, in its sole discretion, elects to extend XenoPort’s right to Detail the REQUIP™ Product after the [… * …] If GSK so notifies XenoPort of such extension, XenoPort’s right to Detail the REQUIP™ Product will continue after the [… * …].”

14.        The Milestone Event described in number 7 of Section 6.2(a) of the Agreement shall be deleted and restated in its entirety as follows:

“7. [… * …]”

* CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

15.        All references to “Section 1.33” in Section 6.3(c) and 18.2 of the Agreement shall be replaced with the words “Section 1.34” in each such Section.

16.        Section 8.2 of the Agreement shall be deleted and restated in its entirety as follows:

“8.2        Diligent Efforts of XenoPort.    XenoPort shall use Commercially Reasonable Efforts to conduct the Clinical Studies and Activities and, in the event that it exercises the Co-Promotion Option and/or the REQUIP™ Option, as applicable, use Commercially Reasonable Efforts in its Co-Promotion and Detailing of the Product and/or Detailing of the REQUIP™ Product, as applicable, following the Marketing Approval of the Product in the United States and/or the REQUIP™ Co-Promotion Date, as applicable.”

Except as specifically provided in this Second Amendment, no provision of the Agreement shall be modified or amended hereby and all provisions of the Agreement shall remain in full force and effect. The Agreement, as specifically modified and amended by this Second Amendment, is hereby confirmed and approved. This Second Amendment and all questions regarding its validity or interpretation shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without reference to conflict of law principles.

* CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Please confirm GSK’s acceptance of, and agreement with, this Second Amendment by signing, or having an authorized representative of GSK sign, two (2) copies of this Second Amendment and return one (1) original copy and one (1) photocopy of the Second Amendment to:

Originally executed copy to: XenoPort, Inc. 3410 Central Expressway Santa Clara, CA 95051 Facsimile: (408) 616-7211 Attention: Secretary	And a copy to: Wilson, Sonsini, Goodrich & Rosati 650 Page Mill Road Palo Alto, CA 94304 Facsimile: (650) 493-6811 Attention: Kenneth A. Clark

Yours sincerely,

/s/ William J. Rieflin
William J. Rieflin President

ACKNOWLEDGED AND AGREED BY GLAXO GROUP LIMITED:

/s/ Paul Williamson

Name:	Paul Williamson

Title:	For and on behalf of Edinburgh Pharmaceutical Industries Limited

Corporate Director

Date:

cc:	Adrian Rawcliffe

Senior Vice President, Worldwide Business Development, GlaxoSmithKline

cc:	Chip Cale

Vice President and Associate General Counsel, Business Development Transactions, GlaxoSmithKline

* CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.